Exhibit 99

Investor Day

Bob Block Senior Vice President, Investor Relations

Risk Factors and Non-GAAP Measures This presentation contains forward-looking statements and commitments about our auto policy business combined ratio; homeowners policy business combined ratio excluding the effect of catastrophes; Allstate Financial operating return on shareholders’ equity and generation of excess capital; investment income; consolidated returns; and other measures of financial and operating performance. These statements are based on our estimates and assumptions that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those described in the forward-looking statements and commitments for a variety of reasons, including the following: In general the Allstate Protection segment financial and operating performance may be materially and adversely affected by weather; by catastrophes such as earthquakes and hurricanes; by changes in the severity or frequency of claims, which are driven by a variety of factors including inflation in the medical sector of the economy and litigation, inflation in auto repair costs, auto parts, and used cars, and inflation in the construction industry and home furnishings; by our inability to obtain regulatory approval for rate changes that may be required to achieve targeted levels of profitability and returns on equity; by levels of customer retention that are lower than we anticipate; and by unfavorable investment returns. In general the Allstate Financial segment financial and operating performance may be materially and adversely affected by mortality, morbidity, and persistency rates that are more adverse than we anticipate, unanticipated levels of operating costs and expenses, and unfavorable investment returns. Investment income may be materially and adversely affected by changes in equity prices, interest rates, commodity prices, and foreign currency exchange rates. We undertake no obligation to publicly correct or update any forward-looking statements or commitments. Measures used in this presentation that are not based on accounting principles generally accepted in the United States of America (“non-GAAP”) are defined and reconciled to the most directly comparable GAAP measure, and operating measures are defined, in the “Definitions of Non-GAAP and Operating Measures” section of this presentation.

Leading Franchise in Consumer Protection and Retirement Large capitalization insurance company focused on protection and retirement Competitively differentiated strategy focused on unique customer segments Outstanding brand, pricing and claims capabilities Recent returns below historical results reflecting higher catastrophe losses and 2008-2009 financial crisis Consistent record of proactive leadership

Financial Highlight Summary Revenue in billions Income in billions Book Value Per Share $ Return on Equity % Share Repurchases 1.8 3.6 1.3 -- 0.2 0.3 -2 0 2 4 6 2006 2007 2008 2009 2010 1Q 2011 Net Operating -10 0 10 20 30 2006 2007 2008 2009 2010 1Q 2011 Net Operating

Allstate Investor Day – Agenda Tom Wilson – Overview Mark LaNeve – Marketing and Sales Joe Lacher – Allstate Protection Matt Winter – Allstate Financial Judy Greffin – Allstate Investments Don Civgin – Shareholder Value All – Q&A Panel

Tom Wilson Chairman, President & CEO

Allstate strategy and focus guided by Our Shared Vision created in 2007

Increasing shareholder value through proactive management Improving return on equity – Improve returns from homeowners business – Maintaining high returns in auto insurance – Shifting Allstate Financial profits from spread-based to underwritten products – Proactive investment risk and return optimization – Aggressive capital management

Increasing shareholder value through proactive management Growing market share – Increasing focus of Allstate agencies on personal touch loyalists – Encompass – Expansion of Esurance and Answer Financial – Growth of Allstate Benefits

Proactively managing the business – Allstate Protection Homeowners Insurance 2007 – Aggressive reduction in hurricane exposure 2008 – Recapture cost of reinsurance through pricing – 1st year of significant non-hurricane catastrophe losses 2009 to present – Aggressive pricing actions given continuation of high catastrophe losses – Additional risk management actions

Proactively managing the business – Allstate Protection Auto Insurance 2007 – Maintained margins with modest impact on growth 2009 – Profit improvement actions reduce Encompass business – Impact of homeowner actions on growth less than expected 2010 – Profit improvement actions required in New York and Florida – Initiate strategy to utilize different customer value propositions for distinct customer segments 2011 – Announce intention to acquire Esurance and Answer Financial

Proactively managing the business – Allstate Financial 2007 – Reduce fixed annuity new business by 42% due to low returns – Provide customers variable annuities through Prudential 2008 – Expand Allstate Benefits to focus on larger employers 2009 – Initiate “Focus to Win” to reduce costs by 20% – Further reduce fixed annuity business by 51% 2010 – Complete “Focus to Win” – Exit fixed annuity business through banks and broker dealers – Launch GoodForLife product in Allstate agency channel

Proactively managing the business – Allstate Investments 2007 – Initiate Risk Mitigation and Return Optimization – Reduce holdings of financial institutions and real estate 2008-2009 – Reduce structured securities – Go “long” corporate credit 2010 – Hedge large interest rate increase – Stay “long” in corporate credit and structured securities

Proactively managing the business – Capital Management 2008 – Suspended $2b share repurchase when 54% complete 2009 – Reduced dividend by 50% – Declined opportunity to participate in TARP funding 2010 – Initiated $1b share repurchase program 2011 – Raised dividend by 5%, in line with income increase

Leadership team 2008-2011 – Increased differentiation in performance management and compensation – Blended existing talent with new external hires – Current Senior Leadership Team ...15 members - 60% are new to the company - 40% have substantial cross-functional experience at Allstate

17 17 Strategy of unique value propositions for distinct customer segments Brand Neutral Brand Sensitive Personal Touch Loyalists Self Directed Exclusive Agencies Direct Competitors Independent Agencies Aggregators * * *Pending acquisition subject to regulatory approvals.

Allstate Investor Day – Agenda Tom Wilson – Overview Mark LaNeve – Marketing and Sales Joe Lacher – Allstate Protection Matt Winter – Allstate Financial Judy Greffin – Allstate Investments Don Civgin – Shareholder Value All – Q&A Panel

© Allstate Insurance Company Mark LaNeve Executive Vice President, Marketing and Agency Sales

Overview 20 Basis of competition evolving to consumer insight, design and innovation Four distinct consumer segments based on interaction preference (personal touch vs. self-directed) and brand preference (brand neutral vs. brand sensitive) Allstate has a strategy for four consumer segments Building insight and innovation capability for all business units, including Protection and Allstate Financial Allstate master brand a strength across all segments Allstate advertising effective at connecting with target Personal Touch Loyalist segment

 © Allstate Insurance Company 21 Competitive response Competitive response Perspective on basis of competition – U.S. insurance market 1990 2000 2005 2015 New sophisticated pricing models New sophisticated pricing models Increased ad spend and price messaging New sophisticated pricing models Increased ad spend and price messaging Consumer insight, design and innovation Telematics Mobile Online Agent/Technology enablement Growth Growth Growth 2010

 © Allstate Insurance Company 22 Key background data Source: 2010 Allstate Strategic Growth Segmentation Study 90% of consumers want a company that offers multiple lines of insurance Retention increases as the number of products are added to a household Personal Touch Loyalists have 11% higher lifetime value due to propensity to bundle and higher loyalty 96% of Life products are sold through an agent vs. direct 52% of consumers who start shopping online bind with an agent 70% of consumers have a smartphone and seek mobile connectivity and solutions, irrespective of consumer segment

 © Allstate Insurance Company 23 Consumer segments logically populate the four quadrants *Pending acquisition subject to regulatory approvals. Segment 1 Personal Touch Loyalists Segment 4 Self Directed/ Brand Sensitive * * Segment 2 Products and Presence Segment 3 Price and Choice Brand Sensitive Brand Neutral Personal Touch Self-Directed

Research has revealed four distinct consumer segments Fast and easy self-service interactions, especially for quoting and claims Access to choice and simple self-service interactions Personal shopping, service and support from an advisor (primarily independent agent) Personal service and support from a local advisor (primarily Exclusive Agent) Single or multiple products Wide variety of products, services and brands Wide variety of brands, products, and services Variety of products and service Segment 4 Self-Directed Brand-Sensitive Segment 3 Price & Choice Segment 2 Products & Presence Segment 1 Personal Touch Loyalists Allstate Esurance Answer Financial Encompass Consumer response behavior and delivery economics are necessary to strategically and operationally ascertain the “right” number of value propositions © Allstate Insurance Company 24 Core Deliverables: competitive price, claim service, 24/7 access Local Advisor - agent Online or call center

Allstate well positioned with Personal Touch Loyalists Segment 1 Personal Touch Loyalists Segment 4 Self Directed/ Brand Sensitive * Segment 2 Products and Presence Segment 3 Price and Choice Strong trusted brand with 80 year history Allstate has consistently over-indexed with Personal Touch Loyalists 10,000+ local agents and 20,000+ licensed service providers deliver strong local footprint 24/7 integrated call center and web support Personal Touch Loyalists prefer to bundle Protection needs with Life and Retirement * 25 *Pending acquisition subject to regulatory approvals.

 © Allstate Insurance Company 26 Key value drivers for Personal Touch Loyalists The best protection from a trusted local advisor at a great price “Dollar for dollar, nobody protects you like Allstate” Convenient Access (in-person) Competitive Price Tailored Protection Individualized, Local Advice Guided Service and Claim Support Increasing agency scale and service levels a top priority Fewer new appointments, merger strategy, Good Hands certification Broad product portfolio Enables bundling Customer connectivity Agents Call centers and web Mobile applications New CRM platform

Product and service innovation is the next frontier of differentiation New sophisticated pricing models Increased ad spend and price messaging Consumer insight, design and innovation Your Choice Auto – Accident Forgiveness, Deductible Rewards, Safe Driving Bonus Check Drive Wise – offering a comprehensive consumer telematics program that enables price transparency and value added services Claim Satisfaction Guarantee – only company offering premium refund if you aren’t satisfied with your claim Good for Life – combines life insurance with critical illness and severe accident benefits to deliver worry-free protection to Middle America Good Hands Roadside – changing the paradigm from pre-paid roadside assistance to free access Mobile solutions – developing new capabilities and enhanced functionality of mobile apps 27

 © Allstate Insurance Company 28 Allstate brand is a strength with all consumer segments Strong brand stature High brand awareness (unaided) Strong consideration Sources: BrandAsset® Consulting, Milward Brown 85% 88% 73% 66% Allstate State Farm GEICO Progressive 43% 49% 41% 41% Allstate State Farm GEICO Progressive 61% 65% 62% 41% Allstate State Farm GEICO Progressive

 © Allstate Insurance Company 29 Current advertising is a two-pronged approach Next Day Recall Brand Linkage Brand Recall Message Linkage Likability Linkage Mayhem 57% 62% 36% 81% 64% Competitor Average 50% 69% 35% 72% 52% Mayhem campaign has added vitality to the brand and connected with younger Personal Touch Loyalists Leveraging social media, with 9.6M video views on YouTube Depositions competition on price Sources: IAG Tracker 3/21/11 – 4/4/11 “Truth in Advertising” effective at connecting with Personal Touch Loyalists Haysbert in 8th year effective at conveying Trust-worthiness, Stability, Leader, Honesty, and Good Value for the Money

 © Allstate Insurance Company 30 Allstate has broad market coverage and a strategy for all four consumer segments Allstate master brand a strength across all segments Allstate well positioned with Personal Touch Loyalists due to brand strength, agent footprint, broad P&C portfolio and Life and Retirement capability Advertising has been effective in maintaining key purchase funnel strengths despite increased spending by competition Building consumer insight capability, product and service design, and innovation as a competitive advantage Customer focus is the centerpiece of our growth strategy

Allstate Investor Day – Agenda Tom Wilson – Overview Mark LaNeve – Marketing and Sales Joe Lacher – Allstate Protection Matt Winter – Allstate Financial Judy Greffin – Allstate Investments Don Civgin – Shareholder Value All – Q&A Panel

Joe Lacher President, Allstate Protection

Allstate Protection Positioning for Profitable Growth Strategy for growth: Execute distinct customer value propositions Allstate Encompass Esurance Improve returns on capital Increase Homeowner returns Maintaining Auto profitability *Pending acquisition subject to regulatory approvals. *

Creating Distinct Customer Value Propositions Brand Neutral Brand Sensitive Personal Touch Loyalists Self Directed *Pending acquisition subject to regulatory approvals. * *

Allstate Protection Positioning for Profitable Growth Strategy for growth: Execute distinct customer value propositions Allstate *Pending acquisition subject to regulatory approvals.

Position Exclusive Agency Business for Growth Strengthen delivery of customer value proposition Cross-sales Personal touch Execute agency deployment plan Align agency economics to drive performance

Powerful Operating Capabilities Support Personal Touch Loyalist Value Proposition Leverage 30,000 agents and licensed sales professionals

Improving Distribution Effectiveness Highest groups have excellent results Growth Retention Cross-sales Increasing average agency size for better execution Working to move lower groups upward Agency deployment Compensation 1 2 3 4 5 Agency Performance by Agency Loyalty Index Quintile Growth Agency Loyalty Index Score 2009 2010 1 2 3 4 5 1 2 3 4 5

Agency Deployment Increase Scale and Execution Effectiveness Bigger more effective agencies drive performance Target maintaining number of licensed sales professionals; grow over time Potential for short term disruption 2009 2011 YTD 2011 Run Rate 5x 13x Mergers/Purchases & Consolidations

Agency Compensation Further Differentiating Performance Increasing variable compensation drives scale and performance Changes neutral to total compensation Future ~75% ~25% Compensation Mix Fixed Variable ~10% ~90%

Allstate Protection Positioning for Profitable Growth Strategy for growth: Execute distinct customer value propositions Allstate Encompass Esurance *Pending acquisition subject to regulatory approvals. *

Core business – preferred auto / homeowners product set distributed through independent agents Significant 5-year volume decay driven by multiple factors Encompass Continues on Path to Restore Profitability and Reinitiate Growth Taking action Managing as an independent agency business Reducing and rehabilitating underperforming auto program Focusing on core business and rebuilding agency relationships Top-line deterioration slows in 2011; begin to grow in 2012 Core includes package policies and preferred segment auto Non-preferred segment auto Core Business 1 Non-Core Business 2 New Business Policies

Delivering the Self Directed Customer Value Proposition Esurance has established brand and self directed consumer capabilities Third largest provider of online auto insurance quotes Invested over $450 million in advertising over last five years Esurance expands capabilities by leveraging Allstate Brand association and marketing Pricing and claims Cross-sell opportunities Transaction expected to close in fall 2011

Allstate Protection Positioning for Profitable Growth Strategy for growth: Execute distinct customer value propositions Allstate Encompass Esurance Improve returns on capital Increase Homeowner returns Maintaining Auto profitability *Pending acquisition subject to regulatory approvals. *

Homeowners Volatile Business Currently Generating Inadequate Returns Overall returns have been inadequate Results are inherently volatile (catastrophe driven); business requires significant capital Adequate returns require recorded combined ratios in the low to mid-80s over time 2003 2005 2007 2009 Q1 '11 140% 60 Allstate Brand Homeowners Combined Ratio 100

Reduced gross exposure in high concentration areas Further reduced net exposure through reinsurance program Ongoing active risk- return management (Millions) Homeowners Policies in Force 6.5 8.0 2003 2005 2007 2009 Q1 '11 Homeowners Hurricane / Earthquake Exposure Significantly Reduced HO chart is Allstate Brand Homeowners 12-10 v.11 6-06 v.7 12-08 v.10 12-10 v.12 12-10 v.12 Net Exposure (After reinsurance) Gross Exposure (Before reinsurance) AIR Model 2011 Reins. Impact Hurricane / Earthquake Probable Maximum Loss (1 in 100 yr PML) 12-09 v.11 12-07 v.9

Increasing rates faster than underlying loss inflation Executing the basics Underwriting Coverage forms and deductibles Targeting low 60s combined ratio excluding catastrophes (xCAT) by the end of 2013 Homeowners Improving Profitability Charts are Allstate Brand Homeowners *Q1 2011 trailing 4Q Homeowners Combined Ratio xCAT 60 80 2003 2005 2007 2009 Q1 '11 Homeowners Rate Changes Q1 ‘11* 2003 2005 2007 2009 0 10%

IIF Growth % Variance PY 0 2007 2008 2009 2010 2011* Maintain Auto Profitability Positioning for Growth Aggressively addressing NY/FL profitability Underlying profitability strong Improving growth momentum xNY/FL Charts are for Allstate Brand Standard Auto *Annualized based on Q1 2011 Total NY/FL Total xNY/FL Combined Ratio 2007 2008 2009 2010 1Q '11 95 Total Total xNY/FL NY/FL

Allstate Protection Positioning for Profitable Growth Strategy for growth: Execute distinct customer value propositions Repositioning of Allstate and Encompass agency businesses underway Anticipate continued decline in Auto policies in 2011; moving to low single-digit growth in 2013 Esurance – expect continued growth Improve returns on capital Targeting xCAT Homeowners combined ratio in low 60s by YE 2013 Maintain Auto profitability – continue to manage NY and FL

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Matt Winter President & CEO, Allstate Financial

Allstate Financial will add significantly to shareholder value Allstate Financial’s product offering is an important part of the Customer Value Proposition for Personal Touch Loyalist segment Recent actions have stabilized the business and positioned Allstate Financial for strong and consistent earnings and top line growth Spread business is underperforming; aggressively managed down exposure and continue to focus on improving results Allstate Benefits has attractive returns and has grown faster than the industry in the growing voluntary benefit marketplace Core life insurance business is positioned to outpace industry revenue and earnings growth by focusing on Allstate agency channel and existing P&C customer base Operating return on shareholders equity is improving and is estimated to reach 9-10% range in 2014, excluding excess capital Expecting approximately $1.0 billion of excess capital generated over the next 4 years beginning in 2011

Improved earnings, investment values and capital position Net income in 2010 and in first quarter of 2011 reflects reduced volatility; Q1 2011 was third consecutive quarter of post-crisis profit, generating $258M of cumulative net income since Q3 2010 $3.6B increase in ALIC GAAP shareholder’s equity since 2008 due to higher investment values Invested assets have declined since 2008 due to declines in contractholder funds partially offset by higher investment valuations Allstate Financial Operating and Net Income ALIC GAAP Equity and Invested Assets $ Millions $ Billions Equity Inv. Assets 594 615 438 340 476 116 464 465 - 1,721 - 483 58 97 200 400 600 2006 2007 2008 2009 2010 Q1 11 Op Income Net Income 5.5 4.8 2.2 4.4 5.6 5.8 74.2 72.4 59.8 60.2 59.4 58.5 40.0 45.0 50.0 55.0 60.0 65.0 70.0 75.0 - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 2006 2007 2008 2009 2010 Q1 2011 ALIC GAAP Equity Total Investments

Reserves / Premiums and Contract Charges by line of business Premiums and Contract Charges Reserves and Contractholder Funds Spread business represents 74% of Reserves and Contractholder funds Life and Allstate Benefits make up 94% of insurance revenue $ Millions $ Billions 2010 - $2,168 Million 12/31/2010 - $62 Billion (1) (1) Includes $96M of other underwritten products premium Spread 136 Life 1,447 Allstate Benefits 585 Life 14 Spread 46

Annuity

Actions have resulted in decreased exposure to spread business Spread Business Reserves 25% Significantly scaled down opportunistic institutional products business Aggressively running off deferred annuity business Exited the bank and broker-dealer channels and refocused resources to Allstate Agencies Discontinued manufacturing structured settlements on impaired lives and deferred fixed annuities without market value adjustments $ Billions - 10 20 30 40 50 60 70 12/31/07 12/31/10 Deferred Annuities Insitutional Products Immediate Annuities

Annuity spreads have rebounded, partially offsetting decline in balances Portfolio repositioning and crediting rate actions improving results - investment spread reached “bottom” in 2009 ALM deliberately positioned “short” to benefit from rising rates Increased allocations to alternative asset strategies for immediate annuities to enhance returns Pricing new business to achieve attractive risk-adjusted returns Deferred Annuity / Institutional Inv. Yield / Spread Immediate Annuity Inv. Yield / Spread Inv. yield Inv. spread Inv. yield Inv. spread 5.9% 5.2% 4.5% 4.4% 1.8% 1.5% 1.1% 1.2% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 2007 2008 2009 2010 Investment yield Investment spread 7.1% 6.8% 6.3% 6.4% 0.6% 0.3% -0.2% 0.0% -0.3% -0.2% -0.1% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 5.8% 6.0% 6.2% 6.4% 6.6% 6.8% 7.0% 7.2% 2007 2008 2009 2010 Investment yield Investment spread

General mortality improvement resulted in annuitants living longer than anticipated when many of these contracts were priced Life expectancies for impaired lives have significantly exceeded underwriting expectations and have resulted in negative margins and returns Immediate annuity mortality below historic pricing expectations, however has stabilized within range Benefit Spread $ Millions (1) excludes $26 million favorable re-estimation of reserves on immediate annuities recorded in Q2 2010 Actual to Expected Mortality $ Millions (1) 53% 76% 63% $- $20 $40 $60 $80 $100 $120 $140 $160 2008 2009 2010 Actual GAAP Expected Actual / Expected Ratio (43) (35) (62) (33) (51) (70) (60) (50) (40) (30) (20) (10) - 2006 2007 2008 2009 2010

Allstate Benefits

Allstate Benefits is well positioned in the attractive voluntary benefits market Allstate Benefits has grown at 18% and 12% CAGR for new business and in-force premium, respectively - significantly above industry growth rates Industry New Business and Inforce Premium(1) $ Billions Industry Rankings(2) & Premium Growth 11% CAGR 8% CAGR (1) Source: April 2011 Eastbridge Consulting Group, Inc. U.S. Worksite Sales Report (2) 2010 voluntary new business annualized premium and inforce rankings, April 2011 Eastbridge Consulting Group, Inc. U.S. Worksite Sales Report - 5.0 10.0 15.0 20.0 25.0 New Business Inforce 2010 Ranking CAGR 2005- 2010 Allstate Benefits New premium 3 17.7% Inforce premium 6 12.1% Industry New premium 3.7% Inforce premium 6.8%

Allstate Benefits’ financial results reflect strong growth Allstate Benefits has achieved 10% and 18% CAGRs in premium and operating income, respectively over the past 5 years Success with “mega” employers (>500 employees) resulted in a 22% CAGR for that segment New / Renewal Premiums & Contract Charges $ Millions Operating Income $ Millions 18% CAGR 10% CAGR 267 290 314 311 311 359 90 89 107 88 114 226 357 379 421 399 425 585 (75) 25 125 225 325 425 525 625 725 2005 2006 2007 2008 2009 2010 Renewals New Business 21 34 32 28 35 49 0 10 20 30 40 50 60 2005 2006 2007 2008 2009 2010

Strategic Alliance with Aetna will further accelerate growth Aetna’s Facts: National leader in health care and related products to customers including individuals and employer groups Over 17 million medical members Serves over 33 million people with information and resources to help them make better informed decisions about their health care Alliance structure: Exclusive 5-year term with option of 2-year extension Policies will be issued and administered by Allstate Benefits Products will be “co-branded” with Aetna name Strategic partnership allows Allstate Benefits to take advantage of opportunities presented by national healthcare reform

Life

Growth in life premiums and contract charges reflects increased focus on underwritten products Life insurance has consistently generated attractive returns and stable earnings Solid premium growth and favorable mortality trends on life insurance Actual to Expected Mortality 6% CAGR $ Millions Premiums and Contract Charges 85% 80% 83% $200 $250 $300 $350 $400 $450 $500 $550 $600 $650 $700 2008 2009 2010 Millions Actual Claims Expected Claims Actual / Expected Ratio 1,134 1,201 1,295 1,351 1,411 - 200 400 600 800 1,000 1,200 1,400 1,600 2006 2007 2008 2009 2010

Significant upside potential by focusing on cross-sell penetration through Allstate Agencies Policies Inforce Increasing AF household penetration would have a significant impact on AF’s scale, earnings and ROE Auto retention improves significantly with the addition of an Allstate Financial policy In thousands 1,800 750-800 1,025-1,075 1,500 1,700 1,900 2,100 2,300 2,500 2,700 2,900 Today - 2010 Incremental policies at 8% Penetration Incremental policies at 10% Penetration

Auto/Life multi-line discount New Basic Term Life Enhanced Wholesaling Life integrated in P&C quote system GoodForLife Product Suite De-mystified Product literature Enhanced Financial Specialist model Brand extension to life insurance EA and LSP(1) training & certification Tactics to increase Allstate Agency engagement (1) Allstate Exclusive Agents and Licensed Sales Professionals. Gaining momentum in Allstate Agencies as a result of actions; life insurance issued applications through April are up 31% to prior year

Operating return on shareholders equity is improving and is estimated to reach 9-10% in 2014 Drivers of ROE improvement: Run-off of low return deferred annuity business Expense efficiencies Improvement in investment spreads Increase in P&C cross-sell penetration rate Returns do not reflect benefits to auto retention or benefit from corporate leverage Expecting approximately $1.0 billion of excess capital generated over the next 4 years beginning in 2011 ROE estimate excludes capital in excess of management requirements 5.8% 7.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 2009 AF ROE 2010 AF ROE

Allstate Financial will add significantly to shareholder value Maximize shareholder value over next 3-5 years Improve Annuity performance Grow Life through Allstate Agencies Dramatically expand Allstate Benefits

Allstate Investor Day – Agenda Tom Wilson – Overview Mark LaNeve – Marketing and Sales Joe Lacher – Allstate Protection Matt Winter – Allstate Financial Judy Greffin – Allstate Investments Don Civgin – Shareholder Value All – Q&A Panel

Judy Greffin Chief Investment Officer

Proactive risk mitigation and return optimization is paying off Timely reduction of financial sector, structured assets, real estate, and municipal portfolios created risk capacity Opportunistic credit/high yield investments to capture incremental return Managing run-off of structured securities to optimize economics Focusing in 2011 on maintaining portfolio yield and optimizing rate risk Maintaining portfolio yields reinforced by moves to increase credit assets Optimizing rate risk by adjusting maturity profiles to better reflect business needs Reducing derivative hedges to mitigate volatility and enhance focus on core Moves align with economic and market outlook Positioning to capitalize on intermediate term outlook for global growth and eventual inflationary environment Increasing assets that perform well during periods of higher inflation – real assets Building portfolios that benefit from growth in developing economies – infrastructure, agriculture, global Allows for diversification out of relatively rich fixed income assets over intermediate term Allstate Investments Focused on creating shareholder value and enabling Allstate to compete successfully in the marketplace

Allstate Investments Proactive Risk Mitigation and Return Optimization Asset Allocation Percent Change* Crisis through Current – YE 2006 through Q1 2011 * % Change based on Carrying Value Created risk capacity by reducing asset classes with weakest prospects Municipal bonds down by $10.4 billion – fueled by assessment of changing risk Structured products down by $10.8 billion – focused on maximizing economics Commercial real estate mortgage loans reduced by $2.9 billion Increased allocation to corporate debt by over $14.8 billion since 2008

 Market performance reinforces benefit of Allstate portfolio moves High yield and credit have performed as market strength remains Treasury returns have been fueled by lower rates Municipals have underperformed as credit prospects dimmed Despite recent strength, structured product returns remain negative Cumulative Market Returns 2007 through Q1 2011 * Structured represents subordinated positions ( 50% Non-AAA ABS and 50% CMBS A) Allstate Investments Proactive Risk Mitigation and Return Optimization Paying Off High Yield 42.3% Credit 29.4% Treasuries 26.4% Municipals 17.1% Structured* -6.0% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% Dec- 06 Mar- 07 Jun- 07 Sep- 07 Dec- 07 Mar- 08 Jun- 08 Sep- 08 Dec- 08 Mar- 09 Jun- 09 Sep- 09 Dec- 09 Mar- 10 Jun- 10 Sep- 10 Dec- 10 Mar- 11 U.S. Corporate High Yield U.S. Credit Municipal Bond U.S. Treasury Structured *

Allcorp Portfolio Returns* 2006 through Q1 2011 * GAAP Pre-Tax Total Return = (Net Investment Income, Realized Capital Gain/Loss and Change in Unrealized Gain/Loss) / Average Market Value of Invested Assets Allstate Investments Portfolio Returns – Rebound Sharply Returns drive improvement in book value and raise GAAP capital Unrealized position improves by $11.0 billion from market lows to $1.6 billion at 3/31/11

Maintain investment yield Further increase credit exposure Optimize interest rate risk Continue to manage run-off of structured holdings Focus for 2011 Allstate Investments 2011 Strategy

Allstate Investments Strategy – Maintaining Portfolio Yields Portfolio yields stabilizing with yields in Allstate Financial holding steady since 2009 Actions to maintain portfolio yields align with economic and market outlook Investment income decreasing slightly consistent with decline in Allstate Financial size Portfolio Yields

Allstate Investments Strategy – Increasing Exposure to Corporate Credit Holdings Summary* Q1 2011 Corporate Bond Holdings* Investment Grade and Below Investment Grade * % Based on Carrying Value Aligns with both yield maintenance strategy and with our market outlook Strong returns through first quarter especially in high yield – $2.6 B added since YE 2008 Credit outlook remains constructive ($ billions) 42.6% 37.5% 33.2% 28.8% 32.3% 33.2% Corp. Credit % of Total Portfolio

Actions taken to modify maturity profile reflect rate outlook and Protection business Reinforces yield maintenance strategy as short maturities move out on a steep curve Strong capital position and modification of maturity profile mitigate need for macro derivative hedges, lowering earnings volatility Combination of moves resulted in moderate increase in duration – current duration in Allstate Protection of 4.6 years Allstate Protection Fixed Income by Scheduled Maturity Date (% GAAP Book Value excluding RMBS/ABS) Allstate Investments Strategy – Optimizing Rate Risk in Allstate Protection ($35 B) Movement Favors Intermediate Portion of the Curve 24% 9% 18% 49% 32% 20% 35% 13% 15% 39% 16% 30% 0% 10% 20% 30% 40% 50% 60% <3yr 3yr to 7yr 7yr to 10yr >10yr YE 2009 YE 2010 Q1 2011

Allstate Investments Strategy – Optimizing Interest Rate Risk in Allstate Financial ($60 B) Managed by aligning cash flow profile of the assets with liabilities – for reporting purposes, assets are marked-to-market while liabilities are not Liabilities segmented by key attributes – cash flow variability, policyholder behavior, duration With rates at cyclical lows, Allstate Financial is positioned to benefit from rising interest rates Managing Interest Rate Risk Through Robust ALM Framework Asset Strategy Liability Profile Liquidity Cash Flows Policy Holder Behavior Closely Linked

Allstate Investments Strategy – Managing Run-off of Structured Assets Holdings Summary* Q1 2011 Structured Asset Holdings* Product Level Breakdown * % Based on Carrying Value ($ billions) Allstate remains focused on maximizing the economic return of its structured assets Proactive selling during early phase of crisis Patient as market extremes didn’t justify continued sales Recent rally brings economics and market closer together Unrealized losses have declined from a peak of $4.9 billion in 2008 to $780 million at Q1 2011

4 – Allocation Decision Favor a secular shift from domestic fixed income 2 – Dynamic Risk Allocation Model Favors alternatives and inflation protected assets to expensive fixed income 1 –Strategic Economic Forecast Fed fights deflation and wins but domestic economic growth faces headwinds 3 – Key Global Themes Emergence of developing economies will create secular demand for real assets, commodities, and infrastructure Investment Process Allocation Increases Real Assets Infrastructure Global Real Estate Allstate Investments Strategy – 2011 and Beyond Building Our Intermediate Term View – 3 to 5 years

Proactive return optimization and risk mitigation is paying off Timely reduction of financial sector, structured assets, real estate, and municipals Opportunistic credit/high yield investments to capture incremental return Managing run-off of structured securities to optimize economics Focusing in 2011 on maintaining portfolio yield and optimizing rate risk Maintaining portfolio yields reinforced by moves to increase credit assets Optimizing rate risk by adjusting maturity profiles Reducing derivative hedges to mitigate volatility Moves align with economic and market outlook Positioning to capitalize on intermediate term outlook for global growth and eventual inflationary environment Increasing assets that perform well during periods of higher inflation Building portfolios that benefit from growth in developing economies Allows for diversification out of relatively rich fixed income assets over intermediate term Allstate Investments Summary

Allstate Investor Day – Agenda Tom Wilson – Overview Mark LaNeve – Marketing and Sales Joe Lacher – Allstate Protection Matt Winter – Allstate Financial Judy Greffin – Allstate Investments Don Civgin – Shareholder Value All – Q&A Panel

Don Civgin Chief Financial Officer

Increasing shareholder value through proactive management Improving return on equity Increasing market share Aggressive capital management

Return on equity commitments Homeowners combined ratio excluding catastrophes improves to low 60s Auto combined ratio maintained at historic level Allstate Financial operating return on shareholder equity reaches 9-10% (excludes $1 billion of capital in excess of management requirements) Maintain portfolio yields Consolidated target return of 13% by 2014 Avg. 13.8% Cost 9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Operating Return on Equity

2011 © Allstate Insurance Company 87 87 Strategy of unique value propositions for distinct customer segments Brand Neutral Brand Sensitive Personal Touch Loyalists Self Directed Exclusive Agencies Direct Competitors Independent Agencies Aggregators * * *Pending acquisition subject to regulatory approvals.

Continued aggressive capital management $ in billions Holding Company $3.7 Deployable Assets @ 3/31/11 Esurance acquisition* (1.0) -Share Repurchases (0.5) (remaining capacity) $ in billions Returned $29 billion, 73% of net income, between 1993-2010 *Pending acquisition subject to regulatory approvals. 0.0 5.0 10.0 15.0 20.0 25.0 2006 2007 2008 2009 2010 1Q 2011 ALIC Statutory Surplus AIC Statutory Surplus Hold Co Assets

Personal Lines Companies’ Value Map Allstate History ROE Price/Book 2006 25.8 1.9 2007 19.0 1.4 2008 9.4 1.4 2009 11.1 1.0 2010 8.6 0.9 1Q 2011 9.3 0.9 Allstate 0.0 x 0.50 x 1.00 x 1.50 x 2.00 x 2.50 x 3.00 x 3.50 x 4.00 x 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0 % Price to Book Value Return on Equity

Leading Franchise in Consumer Protection and Retirement Large capitalization insurance company focused on protection and retirement Competitively differentiated strategy focused on unique customer segments Outstanding brand, pricing and claims capabilities Recent returns below historical results reflecting higher catastrophe losses and 2008-2009 financial crisis Consistent record of proactive leadership

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Non-GAAP Measures Operating income (loss) is net income (loss), excluding: realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income (loss), valuation changes on embedded derivatives that are not hedged, after-tax, amortization of deferred policy acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, gain (loss) on disposition of operations, after-tax, and adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Net income (loss) is the GAAP measure that is most directly comparable to operating income (loss). We use operating income (loss) as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, operating income (loss) includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income (loss), we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g., net investment income and interest credited to contractholder funds) or replicated investments. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, operating income (loss) excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Operating income (loss) is used by management along with the other components of net income (loss) to assess our performance. We use adjusted measures of operating income (loss) and operating income (loss) per diluted share in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income (loss), operating income (loss) and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income (loss) as the denominator. Operating income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.

Non-GAAP Measures (continued) The following table reconciles operating income and net income for the twelve months ended December 31, 2000 through 2010 and the three months ended March 31, 2011. 1,765 $ 3,181 $ 2,705 $ 1,134 $ 1,158 $ 2,211 $ Net income -- (175) (15) (331) (9) -- Cumulative effect of change in accounting principle, after-tax -- -- (5) (10) (45) (41) Dividends on preferred securities of subsidiary trust (12) (6) (26) 2 (40) -- (Loss) gain on disposition of operations, after-tax (40) (32) (15) (3) -- -- Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax (22) -- -- -- -- -- Non-recurring items, after-tax (103) (89) (30) (1) -- -- DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax 360 392 134 (598) (240) 248 Realized capital gains and losses, after-tax (189) (199) (62) 326 118 (177) Income tax (expense) benefit 549 591 196 (924) (358) 425 Realized capital gains and losses 1,582 $ 3,091 $ 2,662  $ 2,075  $ 1,492  $ 2,004 $ Operating income 2005 2004 2003 2002 2001 2000 ($ in millions) For the twelve months ended December 31,

Non-GAAP Measures (continued) 519 $ 928 $ 854 $ (1,679) $ 4,636 $ 4,993 $ Net income (loss) (15) 7 4 (4) (8) (63) (Loss) gain on disposition of operations, after-tax (9) (29) (2) (14) (29) (36) Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax 1 (18) (224) (274) -- -- DAC and DSI unlocking relating to realized capital gains and losses, after-tax -- -- -- (219) -- (18) Non-recurring items, after-tax (26) (34) (177) 385 12 36 DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax 8 -- -- -- -- -- Valuation changes on embedded derivatives that are not hedged, after-tax 63 (537) (628) (3,311) 798 186 Realized capital gains and losses, after-tax (33) 290 (45) 1,779 (437) (100) Income tax (expense) benefit 96 (827) (583) (5,090) 1,235 286 Realized capital gains and losses 497 $ 1,539 $ 1,881 $ 1,758 $ 3,863 $ 4,888 $ Operating income 2011 2010 2009 2008 2007 2006 ($ in millions) For the three months ended March 31, For the twelve months ended December 31,

Non-GAAP Measures (continued) The following tables reconcile the Allstate Financial segment’s operating income and net income for the twelve months ended December 31, 2005 through 2010 and the three months ended March 31, 2011. 464 $ 21 $ 15 $ 428 $ 416 $ 9 $ (10) $ 417 $ Net income (loss) (62) -- (2) (60) (12) -- (9) (3) Loss on disposition of operations, after-tax (36) -- -- (36) (40) -- -- (40) Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax (18) -- (18) -- (22) -- (22) -- Non-recurring items, after-tax 36 -- -- 36 (103) -- -- (103) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax (50) -- 1 (51) 12 -- -- 12 Realized capital gains and losses, after-tax 594 $ 21 $ 34 $ 539 $ 581 $ 9 $ 21 $ 551 $ Operating income Allstate Financial Other Allstate Benefits ALIC Allstate Financial Other Allstate Benefits ALIC ($ in millions) 2006 2005 For the twelve months ended December 31,

Non-GAAP Measures (continued) (1,721) $ (51) $ 20 $ (1,690) $ 465 $ 18 $ 35 $ 412 $ Net income (loss) (4) -- (1) (3) (8) -- -- (8) Loss on disposition of operations, after-tax (13) -- -- (13) (29) -- -- (29) Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax (274) -- -- (274) -- -- -- -- DAC and DSI unlocking relating to realized capital gains and losses, after-tax (219) -- -- (219) -- -- -- -- Non-recurring items, after-tax 385 -- -- 385 12 -- -- 12 DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax (2,034) (42) (7) (1,985) (125) -- 3 (128) Realized capital gains and losses, after-tax 438 $ (9) $ 28 $ 419 $ 615 $ 18 $ 32 $ 565 $ Operating income (loss) Allstate Financial Other Allstate Benefits ALIC Allstate Financial Other Allstate Benefits ALIC ($ in millions) 2008 2007 For the twelve months ended December 31,

Non-GAAP Measures (continued) 58 $ 36 $ 50 $ (28) $ (483) $ 30 $ 34 $ (547) $ Net (loss) income 4 -- -- 4 4 -- -- 4 Gain on disposition of operations, after-tax (33) -- -- (33) (9) -- -- (9) Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax (18) -- -- (18) (224) -- -- (224) DAC and DSI unlocking relating to realized capital gains and losses, after-tax (34) -- -- (34) (177) -- -- (177) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax (337) (4) 1 (334) (417) (7) (1) (409) Realized capital gains and losses, after-tax 476 $ 40 $ 49 $ 387 $ 340 $ 37 $ 35 $ 268 $ Operating income Allstate Financial Other Allstate Benefits ALIC Allstate Financial Other Allstate Benefits ALIC ($ in millions) 2010 2009 For the twelve months ended December 31,

Non-GAAP Measures (continued) 97 $ (9) $ 19 $ 87 $ Net income (loss) (15) (16) -- 1 Gain (loss) on disposition of operations, after-tax (12) -- -- (12) Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax 1 -- -- 1 DAC and DSI unlocking relating to realized capital gains and losses, after-tax (26) -- -- (26) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax 8 -- -- 8 Valuation changes on embedded derivatives that are not hedged, after-tax 25 (3) (2) 30 Realized capital gains and losses, after-tax 116 $ 10 $ 21 $ 85 $ Operating income Allstate Financial Other Allstate Benefits ALIC ($ in millions) For the three months ended March 31, 2011

 Operating income (loss) return on shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income (loss) by the average of shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on shareholders’ equity is the most directly comparable GAAP measure. We use operating income (loss) as the numerator for the same reasons we use operating income (loss), as discussed above. We use average shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of shareholders’ equity primarily attributable to the company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income (loss) and return on shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income (loss) return on shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income (loss) return on shareholders’ equity from return on shareholders’ equity is the transparency and understanding of their significance to return on shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods. Therefore, we believe it is useful for investors to have operating income (loss) return on shareholders’ equity and return on shareholders’ equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income (loss) return on shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Operating income (loss) return on shareholders’ equity should not be considered as a substitute for return on shareholders’ equity and does not reflect the overall profitability of our business. Non-GAAP Measures (continued)

Non-GAAP Measures (continued) 8.4% 15.0% 14.2% 6.5% 6.7% 13.0% Return on shareholders’ equity 21,005 $ 21,194 $ 19,002 $ 17,317 $ 17,324 $ 17,026 $ Average shareholders’ equity 20,186 21,823 20,565 17,438 17,196 17,451 Ending shareholders’ equity 21,823 $ 20,565 $ 17,438 $ 17,196 $ 17,451 $ 16,601 $ Beginning shareholders’ equity Denominator: 1,765 $ 3,181 $ 2,705 $ 1,134 $ 1,158 $ 2,211 $ Net income Numerator: Return on shareholders’ equity 2005 2004 2003 2002 2001 2000 For the twelve months ended December 31, ($ in millions) The following table reconciles return on shareholders’ equity and operating income return on shareholders’ equity for the periods presented.

Non-GAAP Measures (continued) 8.6% 17.0% 16.5% 13.7% 9.7% 13.1% Operating income return on shareholders’ equity 18,466 $ 18,138 $ 16,138 $ 15,122 $ 15,439 $ 15,352 $ Average adjusted shareholders’ equity 18,096 18,835 17,440 14,836 15,407 15,471 Adjusted ending shareholders’ equity 2,090 2,988 3,125 2,602 1,789 1,980 Unrealized net capital gains and losses 20,186 21,823 20,565 17,438 17,196 17,451 Ending shareholders’ equity 18,835 17,440 14,836 15,407 15,471 15,232 Adjusted beginning shareholders’ equity 2,988 3,125 2,602 1,789 1,980 1,369 Unrealized net capital gains and losses 21,823 $ 20,565 $ 17,438 $ 17,196 $ 17,451 $ 16,601 $ Beginning shareholders’ equity Denominator: 1,582 $ 3,091 $ 2,662 $ 2,075 $ 1,492 $ 2,004 $ Operating income Numerator: Operating income return on shareholders’ equity 2005 2004 2003 2002 2001 2000 For the twelve months ended December 31,

Non-GAAP Measures (continued) 7.2% 5.2% 5.8% (9.7)% 21.2% 23.8% Return on shareholders’ equity 18,436 $ 17,854 $ 14,667 $ 17,246 $ 21,849 $ 21,016 $ Average shareholders’ equity 19,312 19,016 16,692 12,641 21,851 21,846 Ending shareholders’ equity 17,560 $ 16,692 $ 12,641 $ 21,851 $ 21,846 $ 20,186 $ Beginning shareholders’ equity Denominator: 1,327 $ 928 $ 854 $ (1,679) $ 4,636 $ 4,993 $ Net income (loss) Numerator: Return on shareholders’ equity 2011 2010 2009 2008 2007 2006 March 31, December 31, For the twelve months ended ($ in millions)

Non-GAAP Measures (continued) 9.3% 8.6% 11.1% 9.4% 19.0% 25.8% Operating income return on shareholders’ equity 17,939 $ 17,822 $ 16,971 $ 18,671 $ 20,368 $ 18,934 $ Average adjusted shareholders’ equity 18,233 18,081 17,562 16,379 20,963 19,772 Adjusted ending shareholders’ equity 1,079 935 (870) (3,738) 888 2,074 Unrealized net capital gains and losses 19,312 19,016 16,692 12,641 21,851 21,846 Ending shareholders’ equity 17,644 17,562 16,379 20,963 19,772 18,096 Adjusted beginning shareholders’ equity (84) (870) (3,738) 888 2,074 2,090 Unrealized net capital gains and losses 17,560 $ 16,692 $ 12,641 $ 21,851 $ 21,846 $ 20,186 $ Beginning shareholders’ equity Denominator: 1,661 $ 1,539 $ 1,881 $ 1,758 $ 3,863 $ 4,888 $ Operating income Numerator: Operating income return on shareholders’ equity 2011 2010 2009 2008 2007 2006 March 31, December 31, For the twelve months ended

Non-GAAP Measures (continued) The following table reconciles the Allstate Financial segment’s return on shareholder’s equity and operating income return on shareholder’s equity for the periods presented. 1.0% 8.0% (0.6)% Return on shareholder’s equity 6,081 $ 1,072 $ 5,009 $ Average shareholder's equity 6,748 1,116 5,632 Ending shareholder's equity 5,413 $ 1,027 $ 4,386 $ Beginning shareholder's equity Denominator: 58 $ 86 $ (28) $ Net (loss) income Numerator: Return on Shareholder’s Equity Allstate Financial Segment Allstate Benefits and Other ALIC For the twelve months ended December 31, 2010

Non-GAAP Measures (continued) 7.7% 8.3% 7.5% Operating income return on shareholder’s equity 6,210 $ 1,075 $ 5,135 $ Average adjusted shareholder's equity 6,212 1,105 5,107 Adjusted ending shareholder's equity 536 11 525 Unrealized net capital gains and losses 6,748 1,116 5,632 Ending shareholder's equity 6,207 1,044 5,163 Adjusted beginning shareholder's equity (794) (17) (777) Unrealized net capital gains and losses 5,413 $ 1,027 $ 4,386 $ Beginning shareholder's equity Denominator: 476 $ 89 $ 387 $ Operating income Numerator: Operating Income Return on Shareholder’s Equity Allstate Financial Segment Allstate Benefits and Other ALIC For the twelve months ended December 31, 2010

Non-GAAP Measures (continued) (11.3)% 6.6% (16.6)% Return on shareholder’s equity 4,261 $ 963 $ 3,298 $ Average shareholder's equity 5,413 1,027 4,386 Ending shareholder's equity 3,108 $ 899 $ 2,209 $ Beginning shareholder's equity Denominator: (483) $ 64 $ (547) $ Net (loss) income Numerator: Return on Shareholder’s Equity Allstate Financial Segment Allstate Benefits and Other ALIC For the twelve months ended December 31, 2009

Non-GAAP Measures (continued) 5.8% 7.2% 5.5% Operating income return on shareholder’s equity 5,857 $ 1,003 $ 4,855 $ Average adjusted shareholder's equity 6,207 1,044 5,163 Adjusted ending shareholder's equity (794) (17) (777) Unrealized net capital gains and losses 5,413 1,027 4,386 Ending shareholder's equity 5,507 961 4,546 Adjusted beginning shareholder's equity (2,399) (62) (2,337) Unrealized net capital gains and losses 3,108 $ 899 $ 2,209 $ Beginning shareholder's equity Denominator: 340 $ 72 $ 268 $ Operating income Numerator: Operating Income Return on Shareholder’s Equity Allstate Financial Segment Allstate Benefits and Other ALIC For the twelve months ended December 31, 2009

Non-GAAP Measures (continued) Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios: the combined ratio and the effect of catastrophes on the combined ratio. The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses. These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. The following tables reconcile the Property-Liability and Allstate Brand homeowners combined ratio excluding the effect of catastrophes to the Property-Liability and Allstate Brand homeowners combined ratio.

Non-GAAP Measures (continued) 94.9 98.1 96.2 99.4 89.8 83.6 102.4 93.0 94.6 Combined ratio 5.2 8.5 7.9 12.4 5.2 3.0 21.0 9.5 6.0 Effect of catastrophe losses 89.7 89.6 88.3 87.0 84.6 80.6 81.4 83.5 88.6 Combined ratio excluding the effect of catastrophes 2011 2010 2009 2008 2007 2006 2005 2004 2003 For the three months ended March 31, For the twelve months ended December 31, ($ in millions) Property Liability

Non-GAAP Measures (continued) 91.4 105.6 102.6 119.7 91.5 75.7 133.5 90.4 86.0 Combined ratio 17.7 31.3 29.0 46.5 19.5 10.9 70.5 29.2 21.8 Effect of catastrophe losses 73.7 74.3 73.6 73.2 72.0 64.8 63.0 61.2 64.2 Combined ratio excluding the effect of catastrophes 2011 2010 2009 2008 2007 2006 2005 2004 2003 For the three months ended March 31, For the twelve months ended December 31, ($ in millions) Homeowners – Allstate Brand